Exhibit 10.5
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OR REGULATION S OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.
WARRANT TO PURCHASE SHARES
OF
COMMON STOCK OF
INDIA GLOBALIZATION CAPITAL, INC.
     This certifies that, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, OLIVEIRA CAPITAL, LLC or its registered assigns (the “Holder”), is entitled, subject to the terms and conditions set forth below and in the Note and Warrant Purchase Agreement dated as of February 5, 2007 (the “Purchase Agreement”) by and between the Holder and India Globalization Capital, Inc., a Maryland corporation (the “Company”) to purchase from the Company, shares of the Company’s Common Stock (the “ Stock”) as more particularly set forth in paragraph 2 hereof. The term “Warrant” as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.
     1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the closing of a Business Combination Financing as defined in that certain promissory note made by the Company to the Holder (the “Note”) and ending on the fifth anniversary of the date hereof (the “Exercise Period”).
     2. Number of Shares, Exercise Price. The Warrant shall be exercisable for:
     (a) Four hundred twenty five thousand 425,000 shares of Common Stock.
     (b) The exercise price per share (the “Exercise Price”) shall be $5.00.
     (c) The Shares of Common Stock for which this Warrant is exercisable and which are issued upon conversion of this Warrant shall hereinafter be referred to collectively as the “Warrant Shares.”

     3. Exercise of Warrant.
     (a) Exercise. This Warrant may be exercised in whole or in part by the Holder during the Exercise Period by (i) the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and (ii) the delivery of payment to the Company, for the account of the Company, by (A) cash, (B) wire transfer of immediately available funds to a bank account specified by the Company, (C) certified or bank cashier’s check, (D) the cancellation by the Holder of indebtedness or other obligations of the Company to the Holder, (E) a combination of any of the above, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America or (F) by surrender of all or a portion of this Warrant for shares of Common Stock to be exercised under this Agreement and, if applicable, an amended Agreement representing the remaining number of shares purchasable hereunder, as determined below (“Net Issuance”). If the Holder elects the Net Issuance method, the Company will issue Common Stock in accordance with the following formula:

X	=	Y(A-B) A
     X = the number of shares of Common Stock to be issued to the Holder.
     Y = the number of shares of Common Stock requested to be exercised under this Agreement.
     A = the fair market value of one (1) share of Common Stock at the time of issuance of such shares of Common Stock.
     B = the Exercise Price.
          For purposes of the above calculation, current fair market value of Common Stock shall mean with respect to each share of Common Stock:
          (i) if the Common Stock is traded on a securities exchange, the fair market value shall be deemed to be the product of (x) the average of the closing prices over a five (5) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Common Stock is convertible at the time of such exercise; or
          (ii) if the Common Stock is actively traded over-the-counter, the fair market value shall be deemed to be the product of (x) the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the five (5) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Common Stock is convertible at the time of such exercise;
          (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ National Market or the over-the-counter market, the current fair market value of Common Stock shall be the product of (x) the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors and (y) the number of shares of Common Stock into which each share of Common Stock is convertible at the time of such exercise, unless the Company shall become subject to a merger, consolidation or other business combination (“Merger Event”), in which case the fair market value of Common Stock shall be deemed to be the per share value received by the holders of the Company’s Common Stock on a common equivalent basis pursuant to such Merger Event.
     (b) Delivery of Stock Certificates. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within three (3) business days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same, a certificate or certificates for the number of shares issuable upon such exercise. If the Company fails to deliver the certificate(s) timely, the Company shall indemnify the Investor for an breakage fees and other damages actually incurred by Investor solely as a result of the Company’s failure to deliver the certificate(s) timely. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.
     (c) Adjustment. Article 4 (ADJUSTMENTS) of that certain Warrant Agreement (“Warrant Agreement”) dated effective as of March 3, 2006 between the Company and Continental Stock Transfer & Trust Company as Warrant Agent is incorporated herein as if set forth in its entirety and as if (solely for making any required adjustments) this Warrant was one of the Warrants referred to therein.
     4. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.
     5. Rights as Stockholder. The Holder shall not be entitled to vote or receive dividends, or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company, or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.
     6. Transfer of Warrant.
     (a) Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.
     (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 6(a) hereof, issuing the Warrant Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.
     (c) Transferability and Nonnegotiability of Warrant. The Holder agrees not to make any disposition of all or any portion of the Warrants (other than the valid exercise or conversion thereof in accordance with their respective terms) unless and until:
          (i) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition, and such disposition is made in accordance with such Registration Statement; or
          (ii) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act or registration or qualification under any applicable state securities laws.
          (iii) Notwithstanding the foregoing, no investment representation letter or opinion of counsel shall be required for any transfer of any Securities (i) in compliance with Rule 144 or Rule 144A of the Securities Act, or (ii) by gift, will or intestate succession by such holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Agreement. In addition, if the holder of any Securities delivers to the Company an unqualified opinion of counsel that no subsequent transfer of such Securities shall require registration under the Securities Act, the Company shall, upon such contemplated transfer, promptly deliver new documents/certificates for such Securities that do not bear the legend set forth in Section 7(e)(aa) hereof. The cost of any such opinion delivered by the holder of any Securities to the Company pursuant to this paragraph shall be borne by the Company up to a maximum of $1500.
     (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Securities Act and with the limitations on assignments and transfers as contained in this Section 6, the Company, at its expense, shall issue to the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.
     (e) Compliance with Securities Laws.
          (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof or conversion thereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Securities Act or any applicable state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.
          (ii) This Warrant and all certificates representing the Warrant Shares issued upon exercise hereof or conversion thereof shall be stamped or imprinted with one or the following legends:
          (aa) “THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”
          (bb) Any additional legend required by the laws of the State of Maryland or any other applicable state.
          (iii) The Company agrees to remove promptly, upon the request of the Holder of this Warrant and Securities issuable upon exercise of the Warrant, the legend set forth in Section 6(e)(ii) hereof from the documents/certificates for such securities upon full compliance with this Agreement and Rule 144.
7. Notices.
(a) In case:
          (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;
          (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation;
          (iii) of any voluntary dissolution, liquidation or winding-up of the Company; or
          (iv) of any redemption or conversion of all outstanding Common Stock;
then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be given at least fifteen (15) days prior to the date therein specified.
     (b) All notices and other communications required or permitted hereunder shall be in writing, and may be delivered in person, by telecopy, electronic mail, overnight delivery service or United States mail, in which event they may be mailed by first class, certified or registered, postage prepaid, addressed (i) if to a Holder, at the address that such Holder shall have furnished to the Company in writing, with a copy to such Holder’s counsel at the address that shall have been furnished to the Company, or (ii) if to the Company, at its address set forth on the signature page hereto, or at such other address as the Company shall have furnished to the Holder in writing. All such notices and other communications shall be deemed received (i) in the case of personal delivery, telecopy and electronic mail, on the date of such delivery (ii) in the case of overnight delivery service, on the date of such delivery, and in the case of mailing, on the third business day following the date of such mailing if sent to a U.S. address and on the tenth (10th) business day following the date of such mailing if sent to an address outside the U.S.

     8. Amendments. Any provision of this Warrant may be amended, waived or modified (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), upon the written consent of the Company and the Holder.
     9. Representations and Covenants of Holder. This Warrant has been entered into by the Company in reliance upon the representations and covenants of the Holder which the Holder makes by execution of the Purchase Agreement.
     10. Covenant of Company. If the Company provides any benefit to the holders of publicly traded warrants of the Company, it shall provide all such benefits to the Holder. For purposes of the preceding sentence, a benefit includes, without limitation, an offer to redeem the publicly traded warrants, an amendment to the Warrant Agreement to reduce the exercise price or extend the term of the publicly traded warrants.
     11. Miscellaneous.
     (a) This Warrant shall be governed by and construed in accordance with Maryland law, without regard to the conflict of laws provisions thereof.
     (b) In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party may collect the cost of attorney’s fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party’s rights hereunder.
     (c) This Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday, and/or any United States federally recognized Holiday, the expiration date for this Warrant shall be extended to 5:00 p.m. Eastern time on the business day following such Saturday, Sunday, or recognized Holiday.
     (d) Headings; References. All headings used herein are used for convenience only and shall not be used to continue or interpret this Warrant. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.
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     IN WITNESS WHEREOF, India Globalization Capital has caused this Warrant to be executed by its officers thereunto duly authorized.
     Dated: February 5, 2007.

INDIA GLOBALIZATION CAPITAL, IN.C

By:	/s/ Ram Mukunda

Name: Ram Mukunda
Title: Chief Executive Officer

OLIVEIRA CAPITAL LLC

By:	/s/ Steven M. Oliveira

Name: Steven M. Oliveira
Title: President

Address: